Exhibit 32.1

BOSTON LIFE SCIENCES, INC. AND SUBSIDIARIES

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Boston Life Sciences, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Marc. E. Lanser, President and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2004	/s/ Marc E. Lanser
Marc E. Lanser Director, President & Chief Operating Officer